UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACTOF 1934

Date of Report: November 16, 2007

Commission file number:
000-50709

NOWAUTO GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50709	77-0594821
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer Identification No.)

2090 East University, Suite 112, Tempe, Arizona 85281
(address of principal executive offices, including zip code)

(480) 990-0007
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NowAuto Group, Inc announces first quarter fiscal results

Item 2.02. NowAuto Group, Inc announces first quarter fiscal results.

On November 16, 2007 NowAuto Group, Inc issued a press release for the first quarter fiscal results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on November 16, 2007, a copy of which is furnished as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press release of NowAuto Group, Inc dated November 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 16, 2007	/s/ Scott Miller
Scott Miller, Chief Executive Officer

Insert First Quarter fiscal results November 16, 2007